DIAMOND HILL FUNDS

Diamond Hill Research Opportunities Fund
(All Share Classes)

Supplement dated August 14, 2020
to the Prospectus, Summary Prospectus and Statement of Additional Information
dated February 28, 2020, as amended

A Special meeting of Shareholders of Diamond Hill Research Opportunities Fund has been called on October 20, 2020, at 10:00 a.m. Eastern Time, to approve an Agreement and Plan of Reorganization (“the Plan”), which provides for the transfer of all or substantially all of the assets of the Diamond Hill Research Opportunities Fund to the Diamond Hill Long-Short Fund in exchange for shares of beneficial interest of the Diamond Hill Long-Short Fund and the assumption of all of the liabilities of the Diamond Hill Research Opportunities Fund.

Only shareholders of record as of the close of business on August 14, 2020 are entitled to notice of, and to vote at, the Special Meeting. The Proxy Statement/Prospectus, Notice of Special Meeting, and the proxy card are first being mailed to shareholders on or about August 26, 2020. If shareholders approve the Plan, the Reorganization is expected to occur on or about October 23, 2020.

        If the Plan is not approved by shareholders, the Adviser intends to recommend that the Board of Trustees vote to liquidate the Diamond Hill Research Opportunities Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE